August 19, 2008

THE DREYFUS/LAUREL FUNDS TRUST DREYFUS PREMIER GLOBAL EQUITY INCOME FUND

Supplement to Prospectus dated March 1, 2008

Effective on or about October 1, 2008, the following information supersedes any contrary information contained in the "Goal/Approach" section of the fund's Prospectus.

The fund's portfolio manager typically will purchase stocks that, at the time of purchase, have a yield premium to the yield of the FTSE World Index, the fund's benchmark. The portfolio manager typically sells a stock when its yield drops below the yield of the FTSE World Index.

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